UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2024

Petco Health and Wellness Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39878	84-1005932
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10850 Via Frontera

San Diego, California 92127

(Address of Principal Executive Offices)

(858) 453-7845

(Registrant’s Telephone Number, including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	WOOF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on July 29, 2024 (the “Transition Date”), Joel D. Anderson succeeded R. Michael Mohan, interim Chief Executive Officer of Petco Health and Wellness Company, Inc. (the “Company”), as the Chief Executive Officer of the Company. In connection with the transition, the Board of Directors of the Company (the “Board”) formed a Value Creation Committee and appointed Mr. Mohan as the Chair of the Value Creation Committee, effective on the Transition Date.

In consideration for his services as Chair of the Value Creation Committee, effective on July 29, 2024, the Board approved an annual cash fee of $250,000, payable monthly in arrears, for Mr. Mohan’s service as Chair of the Value Creation Committee, which is in lieu of all other non-employee director compensation provided to independent members of the Board. The Board also approved an amendment to Mr. Mohan’s outstanding restricted stock units (“RSUs”) and nonqualified stock options (“Options”) originally granted on March 15, 2024 (the “Amendment”) in connection with his appointment as interim Chief Executive Officer. The Amendment provides that the RSUs and Options that were originally scheduled to vest within the two-month period following the Transition Date based on Mr. Mohan’s continued employment with the Company will instead remain outstanding upon the Transition Date and be eligible to vest in equal monthly installments over the five-month period following the Transition Date, subject to Mr. Mohan’s continued service as a member of the Board.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Amendment, filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	First Amendment to Restricted Stock Unit Award and Nonqualified Stock Options, effective July 29, 2024, between R. Michael Mohan and Petco Health and Wellness Company, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petco Health and Wellness Company, Inc.

Dated: August 2, 2024	By:	/s/ Giovanni Insana
	Name:	Giovanni Insana
	Title:	Chief Legal Officer and Secretary